THE GABELLI BLUE CHIP VALUE FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

[PHOTO OMITTED]
[Photo of Barbara G. Marcin, CFA Omitted]

                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

      Investors' vote of no confidence continued to depress the equity markets at an accelerated pace during the second quarter, as the last leg of the unwinding of the excesses created in the bubble market of the late 1990s turned out to be the uncovering of accounting scandals at several corporations. As Federal Reserve Board ("Fed") chairman Alan Greenspan put it in his scheduled congressional address shortly after the close of the quarter, the problem was that managements decided that as part of their job of corporate governance, that is, managing their companies, they also had responsibility for managing the earnings in order to manage their stock price.

      Investor confidence has been most damaged by the realization that a number of executives went too far and misled investors by managing their books. Although this behavior was not prevalent, it has seemed so, as a small number of executives and companies have made the headlines repeatedly. As the Fed chairman went on to say, you cannot regulate human nature, and the bubbly nature of that time period offered some Chief Executive Officers ("CEOs") the opportunity for criminal behavior. With these revelations, the second quarter performance in the markets was dismal. The headlines continued to be dominated by credit problems created by the technology bubble and the appalling accounting and corporate misbehavior.

      The second quarter included an investigation into Merrill Lynch and other brokerage firms for misleading investors in order to win banking business; the Arthur Andersen criminal trial which ended in conviction; the indictment of Tyco's CEO on sales tax evasion and obstruction of justice; the arrest of the ImClone (biotech firm) CEO for insider trading and the subsequent scrutiny of his friend, Martha Stewart, CEO of her own company. The end of the quarter included the announcement of the largest revenue re-statement ever from Xerox, which had already settled this exact issue with the Securities and Exchange Commission ("SEC") in April, and finally, a blockbuster announcement from WorldCom, admitting accounting errors and fraud. These last two seemed to confirm investor's growing distrust of posted earnings numbers, accountants and management.

      These announcements spooked investors and came against a vacuum of support because of the stalled earnings outlook. However, the loss of confidence is at odds with the continuing decent economic numbers that show the economy on a solid, if frustratingly slow, path of recovery.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                                    Quarter
                                                  --------------------------------------------
                                                   1ST          2ND         3RD          4TH         YEAR
                                                   ---          ---         ---          ---         ----
  2002:   Net Asset Value ....................    $10.09       $7.55        --            --            --
          Total Return .......................     (5.8)%     (25.2)%       --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ....................    $12.33      $12.31       $9.84        $10.71       $10.71
          Total Return .......................      1.3%       (0.2)%     (20.1)%         9.1%       (11.8)%
------------------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................    $12.40      $12.16      $13.23        $12.17       $12.17
          Total Return .......................      6.4%       (1.9)%       8.8%         (2.2)%       11.1%
------------------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................      --          --         $9.54        $11.65       $11.65
          Total Return .......................      --          --         (2.9)%(b)     23.5%        17.8%(b)
------------------------------------------------------------------------------------------------------------------------------------

                Dividend History
--------------------------------------------------
PAYMENT (EX) DATE    RATE PER SHARE   REINVESTMENT PRICE
-----------------    --------------   -------------------
December 27, 2001        $0.0279          $10.71
December 27, 2000        $0.7700          $12.16
December 27, 1999        $0.1250          $11.33

        Average Annual Returns - June 30, 2002 (a)
        ------------------------------------------
  1 Year .....................................  (38.51)%
  Life of Fund (b) ...........................   (6.98)%

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2002, the Gabelli Blue Chip Value Fund (the "Fund") declined 25.17%, compared with a decline of 13.39% and 10.88% for the Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the first half of 2002, the Fund fell 29.51%, compared to a decline of 13.15% and 9.21% for the S&P 500 Index and the Lipper Large-Cap Value Fund Average, respectively. For the trailing twelve-month period, the Fund fell 38.51%, versus a decline of 17.98% and 13.43% for the S&P 500 Index and the Lipper Large-Cap Value Fund Average, respectively. Since inception on August 26, 1999 through June 30, 2002, the Fund had a cumulative total decline of 18.62%, which equates to an average annual decline of 6.98%. In the worst quarter that we can remember, the S&P 500 Index fell 13.39% while Nasdaq fell 20.71% and the Dow Jones Industrial Average fell 10.74%.

      The Fund's performance was hurt in the second quarter by poor performance from companies which had already seen their share price decline in the previous few months. The stocks which were the worst underperformers included those with the worst balance sheets and most debt, and those that were in the sectors that had a high profile company admit to misleading accounting. These sectors included the utilities sector, and our holdings of Williams and El Paso, and the telecommunication sector, where our holdings include Nextel, AT&T Wireless, Sprint, Verizon and SBC Communications. Another underperforming group was the pharmaceutical industry, which in past market cycles was considered a safer place due to its strong and steady earnings. Outperformers in the quarter included Motorola, Mattel and International Paper.

      The portfolio now has an inexpensive valuation, by any historical standards, with a price earnings ratio of about 15; and we are keeping the exposure to holdings that should rebound more strongly than the market when it starts to rise. Since the beginning of the year we believed there was more value in industries which were tied to a recovering economy; and so far that has been pushed out for another six months.

MARKET COMMENTARY

      The day after the close of the quarter the markets fell again, with the major indices returning to values not seen since five years ago, in June of 1997. The second quarter clearly showed that we now have the opposite of what we had two years ago when stocks would jump on any hint of good news or positive earnings surprise. Just as the market bubble and boom encouraged an optimism about companies' boundless opportunities for sales growth and earnings, so today any hint of something wrong is a reason to ratchet down any positive forecasts and sell. We have an acute disconnect between the market and the economy with this purely emotional bear market, the ending of which is very difficult to time.

      In past market declines there have been areas which investors agreed were safe havens - financials, health care, and/or consumer products. Not this time. The sell-off has spread through all sectors and most recently to those sectors which had held up, such as housing, defense and even real estate investment trusts. No group has been immune to the sell-off. Each day seems to bring a new overreaction, with formerly "blue chip" companies such as Capital One, the largest credit card issuer, Johnson and Johnson, the pharmaceutical and consumer health products company, Duke Energy, the nation's largest utility, and Clear Channel Communications, the leading radio broadcasting company, falling as much as 35% in one day, on little news or even rumors.

      At the same time, there is a bright side that investors are currently ignoring. Overshadowed during the quarter was the undeterred recovery of the U.S. economy. The consumer has continued to spend on autos and housing, and to remain fairly confident in the face of the stock market declines. The tremendous cuts in interest rates by the Fed along with last year's tax cut has helped the consumer to stay strong, hopefully until capital spending picks up. There is no similar pump to prime corporate spending, which has remained dead as excess inventories are worked off. While business spending has not yet picked up, companies have continued to liquidate inventories and the need to replenish these should start some spending in the third quarter. Strong manufacturing data, boosted by a declining dollar, also points to an escalating recovery. Second quarter earnings should earn a C+ or better report card, as this quarter will be the first in six where the overall year over year composite comparison is positive (for the S&P 500). As of this writing, in the quarterly earnings season in the first few weeks after the end of the quarter, it is also clear that companies are no longer revising numbers down as they did so strongly in the past year.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CENDANT CORP. (CD - $15.88 - NYSE) has added to its travel and residential real estate services over the past year with acquisitions including Avis, Galileo, NRT Incorporated and Trendwest resorts. The cash flow and earnings that the company generates has grown substantially over the past year, at the same time as the company has restored investor confidence and made greater disclosure of its own accounting in this demanding atmosphere. We expect free cash flow this year to be a little over two billion dollars, or $2 per share. With this and an eventually improving travel market, the shares should eventually trade much higher.

THE TELECOMMUNICATIONS SECTOR had a terrible quarter, with companies' stocks suffering from the risk of high debt levels along with credit downgrades, investor concern over accounting issues and the bankruptcy filings of a few of the companies in the group. Even the companies without these problems, such as VERIZON COMMUNICATIONS (VZ - $40.15 - NYSE) and SBC COMMUNICATIONS (SBC - $30.50
- NYSE), which have spectacular free cash flow even in this recessionary and adverse telecom environment, saw their stock prices decline. These companies are selling at historically low price to earnings multiples, both absolutely and relative to the S&P 500 Index, and the same is true of their absolute and relative dividend yields. We believe that these companies are priced very cheaply relative to their prospects, and once it becomes more evident that growth is resuming, as the economy gets stronger and as the weaker companies are shifted out of the market due to bankruptcy and acquisition, these companies will outperform even a recovering market. NEXTEL COMMUNICATIONS (NXTL - $3.21 -
NYSE), the leading wireless service provider focused on businesses, declined and then rebounded dramatically after announcing better than expected second quarter revenues, earnings and cash flow. The company is on the path to achieve positive free cash flow next year. We believe that the telecommunications stocks are bottoming out and hold tremendous value, both absolute and relative to the overall market, and that we will start to re-capture this relative performance by year end.

THE WALT DISNEY COMPANY (DIS - $18.90 - NYSE) includes theme parks, hotels, ABC and Fox Family television networks, and a film studio. Macro issues factored into the value of the shares include concern about the U.S. economic climate and the outlook for travel to the theme parks, along with the weak advertising market. Based on prospects for a stronger U.S. economy and international theme park openings, along with an improvement in its television programming, the company could be a compelling value selling around the low price of the last five years. The company has a history of creating valuable content and building brands into increased returns and strong free cash flow generation.

HEWLETT-PACKARD (HPQ - $15.28 - NYSE) is suffering from the weak global economy and the lack of corporate spending, most particularly on technology. This has hurt its PC and server business, while the printing and imaging business has held up. Pricing has also been weak, but the company has reduced costs dramatically, delivering on the promise of this made at the time of the acquisition of Compaq. Although there are still execution risks, and the macro environment remains weak, the company's shares are trading at less than one times sales and about 16 times this year's depressed earnings, which are levels below their peers. We believe that this is a trough valuation reflecting both the cyclical downturn in the business and fear of the risks of the merger.

AOL TIME WARNER INC. (AOL - $14.71 - NYSE) owns one of the finest collections of media assets in the world, is the largest provider of internet access and cable TV systems and is a leading content provider through its ownership of CNN, HBO, Turner Broadcasting and other television programs. The company's stock price has declined dramatically to a level that is below the value of even just the Time Warner assets, pre-merger. Despite the slowing growth at AOL, this business creates positive free cash flow and therefore does not deserve to be priced below zero, a drag on the value of the old Time Warner properties, as it currently is. Other short-term issues affecting the company's price are a management in transition and a recent focus on accounting issues, which we believe will be resolved. We increased this position in the second quarter and believe there is tremendous value as its near term challenges are met and the advertising market continues to improve.

LUCENT TECHNOLOGIES INC. (LU - $1.66 - NYSE) will show meaningful improvement only when spending picks up in the telecommunications sector, although it continues to improve its margins and profitability. The company has also positioned itself well competitively and has gained share on what little spending there has been by the telecommunications carriers. Recent news of a postponement on building out 3G networks by

European carriers further depressed the stock on the concern that others would follow suit and the spending on wireless networks would slow. Spending on wireless equipment has been the one bright spot over the past year and has accounted for half of Lucent's sales in the depressed environment. The company appears to have enough cash to continue through at least the next year and a half even if sales remain this depressed. Provided the company can transition through this difficult period and continue to re-size to the lower level of sales, we think they will ultimately be the biggest beneficiary of a pick-up in spending.

EL PASO CORP. (EP - $20.61 - NYSE) is the largest natural gas pipeline company and the fifth largest natural gas producer. The solid value in these operations has been overshadowed by investor dissatisfaction with its energy marketing and trading operations, as, in the wake of the Enron collapse these have faded to naught and raised the risk of accounting scandals. EP has pulled back from these energy marketing and trading activities, and is emphasizing its natural gas operations. While there is little near-term earnings growth and negative industry sentiment, there is a good core pipeline business which is trading at a fraction of book value, and 8 times reduced earnings, offering good upside when uncertainty and investor skepticism abate.

OUTLOOK

      When will we get better performance? With the pain of the second quarter and an inauspicious start to the third quarter, it is hard to imagine that stocks will be acting better in the near future. Stocks rise either because earnings grow or because investors are willing to pay a higher price for those earnings. Investors can only ignore the improving economy for so long. The economy will continue to grow in the second half and capital spending will recover, joined by an upturn in the industrial sector which has already started. At some point earnings will come through and, eventually, confidence will return. We believe the corporate and accounting transgressions are really in the past, and Alan Greenspan said as much in his July address, saying these problems were "already disappearing." So this extraordinary period of anxiety in the market could continue for a while but we believe there is good evidence of a bottoming out.

      Overall, corporate accounting remains honest and rigorous. Boards of directors are obviously going to be much more vigilant going forward, and the new law requiring CEOs to sign off on their financial statements will bring a new focus and an ongoing reminder that the job of management is to represent the business fairly to investors. The first deadline for signing off under this new law is August 14. As these reports begin to reflect improved earnings, investor anxiety should subside and breathe a sigh of relief into the markets and prices will begin to move more in line with company fundamentals and less on emotions and fear.

      On the positive side, we have an economic recovery, which at some point will show up in earnings and affect forecasts. Consumer confidence and spending are fine, and we have good productivity, low inflation and low interest rates. When the second quarter profits are in, investors will see the first modest year-over-year positive comparison after five quarters of declines. Finally, since mid-year we are seeing signs of the kind of market behavior which marks a bottom, such as wild daily swings in the averages, tremendous share trading volume and huge stock price declines as investors overreact to rumors or insignificant news. There is tremendous value in the market now, and at some point we will not be having fresh accounting scandals daily, and also, with the economic recovery capital spending will resume and begin to drive earnings. When these two things happen, investors will return to stocks and the value that has been built in will be realized. But now is the time to capitalize on the emotions in the market, because a considerable part of the value will be captured in the prices as conditions return to normal. For disciplined, longer-term investors, the reward is considerable.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                          WHEN
                        ---                          ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                       SEPTEMBER                       OCTOBER
                        ------                       ---------                       -------
      1st Wednesday     Susan Byrne                  Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                 Hart Woodson                    Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday     Barbara Marcin               Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /S/ Barbara G. Marcin, CFA
                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

August 7, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                            COST               VALUE
   ------                                            ----               -----
           COMMON STOCKS -- 93.2%
           AEROSPACE -- 1.4%
   15,300  Rockwell Automation Inc. ............  $   349,488        $  305,694
                                                  -----------        ----------
           BUSINESS SERVICES -- 8.3%
  113,300  Cendant Corp.+ ......................    1,426,345         1,799,204
                                                  -----------        ----------
           CABLE -- 1.4%
    6,000  Cablevision Systems
             Corp., Cl. A+ .....................      238,620            56,760
   10,000  Comcast Corp.,
             Cl. A, Special+ ...................      321,400           238,400
                                                  -----------        ----------
                                                      560,020           295,160
                                                  -----------        ----------
           COMMUNICATIONS EQUIPMENT -- 7.3%
  167,830  Agere Systems Inc., Cl. A+ ..........    1,030,539           234,962
  111,195  Agere Systems Inc., Cl. B+ ..........      594,385           166,793
  430,300  Lucent Technologies Inc.+ ...........    2,958,759           714,298
   32,800  Motorola Inc. .......................      440,133           472,976
                                                  -----------        ----------
                                                    5,023,816         1,589,029
                                                  -----------        ----------
           COMPUTER HARDWARE -- 6.1%
   87,094  Hewlett-Packard Co. .................    2,596,716         1,330,796
                                                  -----------        ----------
           CONSUMER PRODUCTS -- 3.6%
   22,400  Mattel Inc. .........................      376,264           472,192
    7,100  Philip Morris
             Companies Inc. ....................      338,309           310,128
                                                  -----------        ----------
                                                      714,573           782,320
                                                  -----------        ----------
           DIVERSIFIED INDUSTRIAL -- 5.3%
   26,000  Honeywell International Inc. ........    1,023,501           915,980
   18,000  Tyco International Ltd. .............      381,317           243,180
                                                  -----------        ----------
                                                    1,404,818         1,159,160
                                                  -----------        ----------
           ENERGY AND UTILITIES -- 15.4%
   28,100  Baker Hughes Inc. ...................    1,033,109           935,449
   43,000  Calpine Corp.+ ......................      480,800           302,290
   14,700  Conoco Inc. .........................      461,892           408,660
   38,500  El Paso Corp. .......................    1,277,445           793,485
   14,100  EOG Resources Inc. ..................      568,636           559,770
    6,000  Marathon Oil Corp. ..................      171,880           162,720
   29,300  Williams Companies Inc. .............    1,018,023           175,507
                                                  -----------        ----------
                                                    5,011,785         3,337,881
                                                  -----------        ----------
           ENTERTAINMENT -- 6.5%
   29,500  AOL Time Warner Inc.+ ...............      771,881           433,945
   52,000  Disney (Walt) Co. ...................    1,479,172           982,800
                                                  -----------        ----------
                                                    2,251,053         1,416,745
                                                  -----------        ----------
           EQUIPMENT AND SUPPLIES -- 1.2%
    5,500  Deere & Co. .........................      259,217           263,450
                                                  -----------        ----------
           FINANCIAL SERVICES -- 6.9%
   10,000  JP Morgan Chase & Co. ...............      358,964           339,200
    8,100  Lehman Brothers
             Holdings Inc. .....................      503,043           506,412
    8,000  Mellon Financial Corp. ..............      311,515           251,440
   35,000  Schwab (Charles) Corp. ..............      540,950           392,000
                                                  -----------        ----------
                                                    1,714,472         1,489,052
                                                  -----------        ----------

                                                                       MARKET
   SHARES                                            COST               VALUE
   ------                                            ----               -----
           FOOD AND BEVERAGE -- 1.8%
   14,000  McDonald's Corp. ....................  $   401,433        $  398,300
                                                  -----------        ----------
           HEALTH CARE -- 9.3%
    5,000  Allergan Inc. .......................      290,650           333,750
   14,000  Bristol-Myers Squibb Co. ............      533,767           359,800
    5,000  Merck & Co. Inc. ....................      287,250           253,200
   16,900  Schering-Plough Corp. ...............      623,067           415,740
   12,700  Wyeth ...............................      701,090           650,240
                                                  -----------        ----------
                                                    2,435,824         2,012,730
                                                  -----------        ----------
           PAPER AND FOREST PRODUCTS -- 3.9%
   19,700  International Paper Co. .............      725,793           858,526
                                                  -----------        ----------
           TELECOMMUNICATIONS -- 9.7%
    4,500  ALLTEL Corp. ........................      245,460           211,500
   30,000  AT&T Corp. ..........................      336,650           321,000
   72,733  Qwest Communications
             International Inc.+ ...............    1,546,606           203,652
   10,200  SBC Communications Inc. .............      443,342           311,100
   62,500  Sprint Corp. - FON Group ............    1,324,509           663,125
   10,000  Verizon Communications Inc. .........      511,666           401,500
                                                  -----------        ----------
                                                    4,408,233         2,111,877
                                                  -----------        ----------
           TRANSPORTATION -- 1.2%
    9,400  Ryder System Inc. ...................      183,210           254,646
                                                  -----------        ----------
           WIRELESS COMMUNICATIONS -- 3.9%
   60,200  AT&T Wireless
             Services Inc.+ ....................      824,174           352,170
  152,000  Nextel Communications
             Inc., Cl. A+ ......................    1,268,192           487,920
                                                  -----------        ----------
                                                    2,092,366           840,090
                                                  -----------        ----------
           TOTAL COMMON STOCKS .................   31,559,162        20,244,660
                                                  -----------        ----------
          TOTAL
            INVESTMENTS -- 93.2% ...............  $31,559,162        20,244,660
                                                  ===========
           OTHER ASSETS AND
             LIABILITIES (NET) -- 6.8% .......................        1,486,026
                                                                   ------------
           NET ASSETS -- 100.0% ..............................     $ 21,730,686
                                                                   ============
----------------
           For Federal tax purposes:
           Aggregate cost ...................................      $ 31,559,162
                                                                   ============
           Gross unrealized appreciation ....................      $    756,501
           Gross unrealized depreciation ....................       (12,071,003)
                                                                   ------------
           Net unrealized depreciation ......................      $(11,314,502)
                                                                   ============
----------------
  + Non-income producing security.

                See accompanying notes to financial statements.

                        THE GABELLI BLUE CHIP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $31,559,162) ...................     $ 20,244,660
  Cash .......................................................          520,470
  Dividends receivable .......................................           28,756
  Receivable from investments sold ...........................        1,117,943
  Receivable for Fund shares sold ............................            1,000
                                                                   ------------
  TOTAL ASSETS ...............................................       21,912,829
                                                                   ------------
LIABILITIES:
  Payable for investments purchased ..........................          100,100
  Payable for investment advisory fees .......................           20,078
  Payable for distribution fees ..............................            5,020
  Other accrued expenses .....................................           56,945
                                                                   ------------
  TOTAL LIABILITIES ..........................................          182,143
                                                                   ------------
  NET ASSETS applicable to 2,877,990
    shares outstanding .......................................     $ 21,730,686
                                                                   ============
NET ASSETS CONSIST OF:
  Capital stock, at par value ................................     $      2,878
  Additional paid-in capital .................................       44,092,999
  Accumulated net realized loss ..............................         (108,497)
  Accumulated net realized loss on investments ...............      (10,942,192)
  Net unrealized depreciation on investments .................      (11,314,502)
                                                                   ------------
  TOTAL NET ASSETS ...........................................     $ 21,730,686
                                                                   ============
  NET ASSET VALUE, offering and redemption
    price per share ($21,730,686 / 2,877,990
    shares outstanding; unlimited shares
    authorized of $0.001 par value) ..........................            $7.55
                                                                          =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ..................................................     $    206,460
  Interest ...................................................            1,713
                                                                   ------------
  TOTAL INVESTMENT INCOME                                               208,173
                                                                   ------------
EXPENSES:
  Investment advisory fees ...................................          162,102
  Distribution fees ..........................................           40,526
  Shareholders services fees .................................           36,854
  Shareholder communications expenses ........................           22,734
  Registration fees ..........................................           19,211
  Trustees' fees .............................................           11,879
  Legal and audit fees .......................................           11,406
  Custodian fees .............................................            6,454
  Miscellaneous expenses .....................................            5,504
                                                                   ------------
  TOTAL EXPENSES .............................................          316,670
                                                                   ------------
  NET INVESTMENT LOSS ........................................         (108,497)
                                                                   ------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS:
    Net realized loss on investments .........................       (3,299,719)
    Net change in unrealized
      depreciation on investments ............................       (6,673,645)
                                                                   ------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ...........................................       (9,973,364)
                                                                   ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................     $(10,081,861)
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED
                                                                                JUNE 30, 2002       YEAR ENDED
                                                                                 (UNAUDITED)      DECEMBER 31, 2001
                                                                                ------------      -----------------
OPERATIONS:
  Net investment loss .....................................................     $   (108,497)       $   (200,504)
  Net realized loss on investments ........................................       (3,299,719)         (7,502,792)
  Net change in unrealized depreciation on investments ....................       (6,673,645)         (5,171,854)
                                                                                ------------        ------------
  NET INCREASE DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........      (10,081,861)        (12,875,150)
                                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ........................................               --            (111,217)
                                                                                ------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................               --            (111,217)
                                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital share transactions ...      (10,590,265)         29,697,489
                                                                                ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................      (20,672,126)         16,711,122
                                                                                ------------        ------------
NET ASSETS:
  Beginning of period .....................................................       42,402,812          25,691,690
                                                                                ------------        ------------
  End of period ...........................................................     $ 21,730,686        $ 42,402,812
                                                                                ============        ============

                See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Blue Chip Value Fund (the "Fund") was organized on May 13, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 26, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Asset Management Inc. The Fund's primary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $6,403,788. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. Beginning January 1, 2002 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $40,526, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2002, other than short-term securities, aggregated $12,994,085 and $23,195,203, respectively.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                SIX MONTHS ENDED                             YEAR ENDED
                                                                 JUNE 30, 2002                           DECEMBER 31, 2001
                                                         --------------------------------          --------------------------------
                                                           SHARES               AMOUNT               SHARES              AMOUNT
                                                         ----------          ------------          ----------          ------------
    Shares sold ......................................      569,323          $  5,560,960           7,999,069          $103,703,517
    Shares issued upon reinvestment of dividends .....           --                    --              10,165               108,860
    Shares redeemed ..................................   (1,649,061)          (16,151,225)         (6,163,080)          (74,114,888)
                                                         ----------          ------------          ----------          ------------
    Net increase .....................................   (1,079,737)         $(10,590,265)          1,846,154          $ 29,697,489
                                                         ----------          ------------          ----------          ------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period:

                                                            SIX MONTHS ENDED     YEAR ENDED         YEAR ENDED         PERIOD ENDED
                                                              JUNE 30, 2002      DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
                                                               (UNAUDITED)          2001                2000              1999+
                                                                ----------       ------------    ------------            -----------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ....................   $   10.71          $ 12.17            $ 11.65            $  10.00
                                                                ---------          -------            -------              ------
    Net investment loss .....................................       (0.04)           (0.05)             (0.02)              (0.01)
    Net realized and unrealized gain
       (loss) on investments ................................       (3.12)           (1.38)              1.31                1.79
                                                                ---------          -------            -------              ------
    Total from investment operations ........................       (3.16)           (1.43)              1.29                1.78
                                                                ---------          -------            -------              ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net realized gain on investments ........................          --            (0.03)             (0.77)              (0.11)
    In excess of net realized gain on investments ...........          --               --                 --               (0.02)
                                                                ---------          -------            -------              ------
    Total distributions .....................................          --            (0.03)             (0.77)              (0.13)
                                                                ---------          -------            -------              ------
    NET ASSET VALUE, END OF PERIOD ..........................   $    7.55          $ 10.71            $ 12.17            $  11.65
                                                                =========          =======            =======              ======
    Total return++ ..........................................     (29.5)%           (11.8)%             11.1%               17.8%
                                                                ---------          -------            -------              ------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................   $  21,731          $42,403            $25,692            $  7,228
    Ratio of net investment loss to average net assets ......     (0.67)%(a)       (0.36)%            (0.29)%             (0.50)%(a)
    Ratio of operating expenses to average net assets
       before reimbursements (b) ............................       1.95%(a)         1.75%              2.25%               4.86%(a)
    Ratio of operating expenses to average net assets
       net of reimbursement .................................       1.95%(a)         1.75%              2.00%               2.00%(a)
    Portfolio turnover rate .................................         29%              92%               107%                 71%

--------------------------------
 + From the commencement of investment operations on August 26, 1999 through December 31, 1999.
 ++ Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Annualized.
(b) During the periods ended December 31, 2000 and 1999, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred the ratio of operating expenses to average net assets would have been as shown. Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $34,909 during 2001, representing previous reimbursed expenses from the Adviser. During the period ended December 31, 2001, had such payment not been made, the expense ratio would have been 1.68%.

                THE GABELLI BLUE CHIP VALUE FUND
                      One Corporate Center
                    Rye, New York 10580-1422
                          1-800-GABELLI
                        [1-800-422-3554]
                       FAX: 1-914-921-5118
                     HTTP://WWW.GABELLI.COM
                    E-MAIL: INFO@GABELLI.COM
         (Net Asset Value may be obtained daily by calling
                 1-800-GABELLI after 6:00 P.M.)

                       BOARD OF TRUSTEES
Mario J. Gabelli, CFA         Mary E. Hauck
CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita           Karl Otto Pohl
ATTORNEY-AT-LAW               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

Vincent D. Enright            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT  VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                 OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA         Barbara G. Marcin, CFA
PRESIDENT AND CHIEF           PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert               James E. McKee
VICE PRESIDENT AND TREASURER  SECRETARY

                          DISTRIBUTOR
                    Gabelli & Company, Inc.

           CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
               State Street Bank and Trust Company

                          LEGAL COUNSEL
             Skadden, Arps, Slate, Meagher & Flom LLP

[PHOTO OMITTED]
[Photo of Mario J. Gabelli, CFA Omitted]

THE
GABELLI
BLUE CHIP
VALUE
FUND


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB402Q202SR

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002